SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the Securities
                            Exchange Act of 1934

             Date of Report (Date of earliest event reported):
             -------------------------------------------------
                             September 16, 1999

                       AMERICAN ITALIAN PASTA COMPANY
             --------------------------------------------------
           (Exact name of registrant as specified in its charter)


    Delaware                           001-13403           84-1032638
    ---------------------------------------------------------------------
    (State or other jurisdiction      (Commission)       (IRS Employer
    of incorporation)                 File Number)     Identification No.)

             1000 Italian Way, Excelsior Springs, Missouri  64024
             ----------------------------------------------------
                   (Address of principal executive offices)

                                (816) 502-6000
             ---------------------------------------------------
            (Registrant's telephone number, including area code)

                                NOT APPLICABLE
       ------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     On September 16, 1999, the Board of Directors of American Italian Pasta Company ("AIPC") increased the size of AIPC's Board Directors from nine to ten and appointed Karen Bechtel to fill the newly created seat. Ms. Bechtel has been appointed to a term expiring with the annual meeting of shareholders to be held in 2000, subject to her earlier resignation, removal or death.
Ms. Bechtel is a Managing Director of Morgan Stanley Dean Witter Capital Partners and Morgan Stanley & Co. Incorporated ("Morgan Stanley"). She joined Morgan Stanley in 1977. Prior to joining the Private Equity Group, she was a Managing Director in Morgan Stanley's Merger Acquisitions & Restructuring Department in the Investment Banking Division. From 1993 to 1997, Ms. Bechtel headed Morgan Stanley's Strategic Finance Group and from 1989 to 1993, she headed their Corporate Restructuring Group.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                						AMERICAN ITALIAN PASTAA COMPANY

Date:  September 23, 1999           		By:   /s/ Warren B. Schmidgall
                                     							------------------------
						                                     	Warren B. Schmidgall
                                     							Chief Financial Officer